Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees	Commitments, contingencies and guarantees
Legal contingencies
ASML is party to various legal proceedings generally incidental to our business. ASML also faces exposures from other actual or potential claims and legal proceedings. In addition, ASML’s customers may be subject to claims of infringement from third parties alleging that the ASML equipment used by those customers in the manufacture of semiconductor products, and / or the methods relating to use of the ASML equipment, infringes one or more patents issued to those third parties. If these claims were successful, ASML could be required to indemnify such customers for some or all of the losses incurred or damages assessed against them as a result of that infringement.
In connection with proceedings and claims, our management evaluates, based on the relevant facts and legal principles, the likelihood of an unfavorable (or favorable) outcome, and whether the amount of the loss (or gain) can be reasonably estimated. Significant subjective judgments are required in these evaluations, including judgments regarding the validity of asserted claims and the likely outcome of legal and administrative proceedings. The outcome of these proceedings, however, is subject to a number of factors beyond our control, most notably the uncertainty associated with predicting decisions by courts and administrative agencies. In addition, estimates of the potential costs (or gains) associated with legal and administrative proceedings frequently cannot be subjected to any sensitivity analysis, as damage estimates or settlement offers by claimants may bear little or no relation to the eventual outcome. Finally, in any particular proceeding, we may agree to settle or to terminate a claim or proceeding in which we believe that it would ultimately prevail where we believe that doing so, when taken together with other relevant commercial considerations, is more effective than engaging in an expensive and protracted litigation, the outcome of which is uncertain.
Management determined that either a loss (or gain) was not probable and/or was not reasonably estimable and in 2019, no losses or gains related to legal contingencies are charged to our Consolidated Statements of Operations (2018: €131.0 million and 2017: €0.0 million).
On January 23, 2019, ASML entered into a binding MOU with Nikon and Carl Zeiss SMT relating to a comprehensive settlement of all pending disputes between Nikon, ASML and Zeiss. On February 18, 2019, the parties executed the settlement and cross-license agreement contemplated by the MOU. The terms include a payment to Nikon by ASML and Zeiss of a total of €150.0 million and royalty payments of 0.8% by ASML and Zeiss to Nikon, and by Nikon to ASML and Zeiss, over the sales of their respective immersion lithography systems for 10 years from date of the agreement. As of December 31, 2018 we accrued an amount in the accrued and other liabilities of €131.0 million representing ASML’s share of the €150.0 million, which was paid during the first half of 2019. See Note 14 Accrued and other liabilities.
Other commitments, contingencies and guarantees
We have various contractual obligations, some of which are required to be recorded as liabilities in our Consolidated Balance Sheets, including long- and short-term debt and lease commitments. Other contractual obligations, namely purchase obligations and guarantees, are generally not required to be recognized as liabilities but are required to be disclosed.
Our contractual obligations as of December 31, 2019 can be summarized as follows:

Payments due by period	Total	1 year	2 year	3 year	4 year	5 year	After 5 years
(in millions)	€	€	€	€	€	€	€

Long-Term Debt Obligations, including interest expense [1]	3,303.5	59.2	59.0	556.1	795.8	26.3	1,807.1
Lease Obligations [2]	209.4	53.5	44.4	31.7	19.1	11.8	48.9
Purchase Obligations	4,562.7	3,947.8	384.6	149.0	56.8	17.5	7.0
Carl Zeiss SMT GmbH High NA Funding Commitment [3]	524.8	304.3	214.4	6.1	—	—	—
Total Contractual Obligations [4]	8,600.4	4,364.8	702.4	742.9	871.7	55.6	1,863.0

1.
Long-term debt obligations mainly relate to principal amounts and interest payments of our Eurobonds. For the amounts excluding interest expenses and for further details see Note 15 Long-term debt and interest and other costs.

2.	For further details see Note 13 Right-of-use assets and lease liabilities.

3.	For further details see Note 9 Equity method investments.

4.	We have excluded unrecognized tax benefits for an amount of €227.1 million as the amounts that will be settled in cash are not known and the timing of any payments is uncertain.
We have purchase commitments towards suppliers in the ordinary course of business. ASML expects that it will honor these purchase commitments to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of our purchase commitments as of December 31, 2019 contain clauses that enable us to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that we typically agree with our supply chain partners give us additional flexibility to adapt our purchase commitments to our requirements in light of the cyclicality and technological developments inherent in the industry in which we operate. We establish a provision for cancellation costs when the liability has been incurred and the amount of cancellation fees is reasonably estimable.
Our guarantees as of December 31, 2019 can be summarized as follows:
We have a non-committed guarantee facility of €85.0 million under which guarantees in the ordinary course of business can be provided to third parties.
As of January 1, 2019, ASML entered into a non-committed credit facility for our Chinese subsidiary of €130.0 million. The non-committed credit facility covers bank guarantees, standby letters of credit, as well as advances up to €75.0 million.
During the first half of 2019, ASML entered into a 10 year lease for real estate in San Jose, California for which ASML Holding N.V. executed a parental guarantee agreement with the landlord. The guarantee covers the associated rent and operating expenses our subsidiary is obliged to pay, up to €92.4 million. The parental guarantee serves as recourse in case of default by the subsidiary and cannot exceed the amounts stated above.